SUMMARY PROSPECTUS	March 29, 2026

Horizon Multi-Factor U.S. Equity Fund

Advisor Class: USRTX

Institutional Class: USRIX

Investor Class: USRAX

Before you invest, you may want to review the Prospectus for the Multi-Factor U.S. Equity Fund (as defined below), which contains more information about the Multi-Factor U.S. Equity Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Multi-Factor U.S. Equity Fund’s Prospectus, SAI, reports to shareholders, and other information about the Multi-Factor U.S. Equity Fund online at www.horizonmutualfunds.com/mfue-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Horizon Multi-Factor U.S. Equity Fund (the “Multi-Factor U.S. Equity Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Multi-Factor U.S. Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Multi-Factor U.S. Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses(2)	1.17%	0.92%	1.02%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)

The Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Multi-Factor U.S. Equity Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses.

Example: This Example is intended to help you compare the cost of investing in the Multi-Factor U.S. Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multi-Factor U.S. Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Factor U.S. Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$119	$372	$644	$1,420
Institutional Class	$94	$293	$509	$1,131
Investor Class	$104	$325	$563	$1,248

Portfolio Turnover. The Multi-Factor U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Factor U.S. Equity Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Multi-Factor U.S. Equity Fund’s portfolio turnover rate was 134% of the average value of the portfolio.

Principal Investment Strategies of the Multi-Factor U.S. Equity Fund

The Multi-Factor U.S. Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of large and mid-cap U.S. issuers, and employs defensive techniques, including strategic portfolio positioning, to achieve lower overall volatility as compared to the market generally.

The Multi-Factor U.S. Equity Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), generally considers large and mid-cap issuers to be those that are within the range of the S&P 500 and S&P 400 indices when purchased. However, the Fund can invest in companies of any size, which may include small-cap companies, at the discretion of the Adviser. Depending on market conditions, the Multi-Factor U.S. Equity Fund may at times focus its investments in particular sectors or areas of the economy.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. The Multi-Factor U.S. Equity Fund expects its risk/return analysis will favor defensive investments, and therefore the Multi-Factor U.S. Equity Fund may lag the performance of traditional U.S. equity markets in strong up markets, but is designed to outperform when traditional U.S. equity markets decline. The Multi-Factor U.S. Equity Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Under normal circumstances, the Multi-Factor U.S. Equity Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies. For purposes of this policy: (A) equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities; and (B) a U.S. company is an issuer that (i) generates at least 50% of its revenues or profits from business activities in the United States, (ii) has at least 50% of its assets situated in the United States, or (iii) has the principal trading market for its securities in the United States.

Options. The Multi-Factor U.S. Equity Fund may also buy or write put and call options for investment purposes, to hedge other investments, or to generate option premiums for the Fund. The Multi-Factor U.S. Equity Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Multi-Factor U.S. Equity Fund may involve a “collateralized” strategy more generally, where the Multi-Factor U.S. Equity Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities.

The Multi-Factor U.S. Equity Fund’s option strategies may involve options combinations, such as spreads, straddles, and collars. In “spread” transactions, the Multi-Factor U.S. Equity Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Multi-Factor U.S. Equity Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Multi-Factor U.S. Equity Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. A “collar” position combines a put option purchased by the Multi-Factor U.S. Equity Fund (the right of the Multi-Factor U.S. Equity Fund to sell a specific security within a specified period) with a call option that is written by the Multi-Factor U.S. Equity Fund (the right of the counterparty to buy the same security) in a single instrument, and the Multi-Factor U.S. Equity Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Multi-Factor U.S. Equity Fund may engage.

Principal Risks of the Multi-Factor U.S. Equity Fund

Many factors affect the Multi-Factor U.S. Equity Fund’s performance. The Multi-Factor U.S. Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector of the securities in which the Multi-Factor U.S. Equity Fund invests. The Multi-Factor U.S. Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Multi-Factor U.S. Equity Fund.

Management Risk. The ability of the Multi-Factor U.S. Equity Fund to meet its investment objective is directly related to the allocation of the Multi-Factor U.S. Equity Fund’s assets. Horizon may allocate the Multi-Factor U.S. Equity Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Multi-Factor U.S. Equity Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Domestic Strategy Risk. Because the Multi-Factor U.S. Equity Fund will invest primarily in securities of U.S. issuers, the Multi-Factor U.S. Equity Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Multi-Factor U.S. Equity Fund to potentially significant losses. If the Multi-Factor U.S. Equity Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Multi-Factor U.S. Equity Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Multi-Factor U.S. Equity Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Multi-Factor U.S. Equity Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Multi-Factor U.S. Equity Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Multi-Factor U.S. Equity Fund’s portfolio. Any of these factors could cause the Multi-Factor U.S. Equity Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Multi-Factor U.S. Equity Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Multi-Factor U.S. Equity Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Multi-Factor U.S. Equity Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Multi-Factor U.S. Equity Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Sector and Focus Risk. To the extent that the Multi-Factor U.S. Equity Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Multi-Factor U.S. Equity Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Multi-Factor U.S. Equity Fund’s service providers or counterparties, issuers of securities held by the Multi-Factor U.S. Equity Fund, or other market participants may adversely affect the Multi-Factor U.S. Equity Fund and its shareholders, including by causing losses for the Multi-Factor U.S. Equity Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Multi-Factor U.S. Equity Fund by showing the Multi-Factor U.S. Equity Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Multi-Factor U.S. Equity Fund’s average annual returns compare with those of a broad measure of market performance. The Multi-Factor U.S. Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Multi-Factor U.S. Equity Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 11.69% (for the quarter ended March 31, 2024). The worst performance was -18.80% (for the quarter ended March 31, 2020).

Multi-Factor U.S. Equity Fund
Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	15.24%	12.16%	11.01%
Return After Taxes on Distributions	13.17%	9.02%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares	10.03%	8.29%	7.78%
Advisor Class
Return Before Taxes	15.05%	12.01%	11.08%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.81%
MSCI USA Minimum Volatility Index (reflects no deduction for fees, expenses or taxes)	7.84%	8.58%	8.77%

*

Investor Class shares commenced operations on June 26, 2019. Advisor Class shares commenced operations on January 31, 2020. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Multi-Factor U.S. Equity Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Investors cannot directly invest in an index. Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Multi-Factor U.S. Equity Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Multi-Factor U.S. Equity Fund as Co-Portfolio Managers. Mr. Ladner and Dr. Dickson have been Co-Portfolio Managers of the Multi-Factor U.S. Equity Fund since its inception in June 2019 and Mr. Hill has been a Co-Portfolio Manager of the Multi-Factor U.S. Equity Fund since 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Multi-Factor U.S. Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Multi-Factor U.S. Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Multi-Factor U.S. Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Multi-Factor U.S. Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Multi-Factor U.S. Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Multi-Factor U.S. Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Multi-Factor U.S. Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Factor U.S. Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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